Exhibit 99.2

PRESS RELEASE

Reviva Pharmaceuticals to Present at the H.C. Wainwright Global Life Sciences Conference

Cupertino, Calif., March 4, 2021 – Reviva Pharmaceuticals Holdings, Inc. (NASDAQ: RVPH) (along with its subsidiaries, “Reviva”) today announced that its wholly owned subsidiary Reviva Pharmaceuticals, Inc., a clinical-stage pharmaceutical company developing therapies that seek to address unmet medical needs in the areas of central nervous system (CNS), cardiovascular, metabolic, and inflammatory diseases, will present at the H.C. Wainwright Global Life Sciences Conference, which is being held virtually March 9-10, 2021. A pre-recorded presentation will be available on-demand through the H.C. Wainwright conference portal, starting at 7 a.m. ET on Tuesday, March 9, 2021.

About Reviva

Reviva is a clinical stage pharmaceutical company developing therapies that seek to address unmet medical needs in the areas of central nervous system, cardiovascular, metabolic, and inflammatory diseases. Reviva's primary focus is developing its lead product candidate, RP5063 (brilaroxazine), for the treatment of schizophrenia, bipolar disorder, and major depressive disorder. Reviva also intends to develop RP5063 for treating PAH and IPF. RP5063 is a serotonin, dopamine, and nicotinic receptor active compound in clinical development.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Reviva’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Reviva’s expectations with respect to future performance and anticipated financial impacts of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Reviva and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to maintain the listing of Reviva’s common stock on NASDAQ; (2) the inability of Reviva to grow and manage growth economically and hire and retain key employees; (3) the risks that Reviva’s products in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable authorities; (4) the risks that Reviva could be forced to delay, reduce or eliminate its planned clinical trials or development programs; (5) changes in applicable laws or regulations; (6) the possibility that Reviva may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties identified in the registration statement on Form S-1 filed by Tenzing with the U.S. Securities and Exchange Commission (the “SEC”) on December 29, 2020, as amended, which became effective on January 11, 2021, including those under the heading “Risk Factors” therein, and in other filings with the SEC made by Reviva Holdings (or previously Tenzing). The foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Reviva does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

PRESS RELEASE

Corporate Contact:

Reviva Pharmaceuticals Holdings, Inc.

Laxminarayan Bhat, PhD

www.revivapharma.com

Investor Relations Contact:

LifeSci Advisors, LLC

Bruce Mackle

(929) 469-3859

bmackle@lifesciadvisors.com